UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2005

Date of Report (date of earliest event reported)

INTRAWARE, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-25249	68-0389976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25 Orinda Way
Orinda, California 94563

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (925) 253-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2005, Intraware, Inc. and Software Spectrum, Inc. entered into Amendment Six (“Amendment Six”) to the Sales Alliance Agreement dated June 28, 2001 (the “Sales Alliance Agreement”) between Intraware and Software Spectrum (as successor-in-interest to CorpSoft, Inc.).  Amendment Six provides for an extension of the term of the Sales Alliance Agreement from June 30, 2005 to July 31, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

10.1     Amendment Six, dated June 30, 2005, to Sales Alliance Agreement dated June 28, 2001 between Intraware, Inc. and Software Spectrum, Inc. (as successor-in-interest to CorpSoft, Inc.).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2005	INTRAWARE, INC.

/s/ John J. Moss
John J. Moss
Senior Vice President, General Counsel and Secretary